UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                December 8, 2017

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)

                                301 Commercial Rd.
                                      Unit D
      000-54582                  Golden, CO. 80401               46-5221947
------------------------   -------------------------------  ------------------
(Commission File Number)   (Address of Principal Executive   (IRS Employer
       Number)                  Offices and Zip Code)         Identification
                                                                  Number)


                                 (844) 278-2420
                  -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


       On May 31, 2017, the Company adopted the 2017 Stock Incentive Plan (the "2017 Plan"). Pursuant to the 2017 Plan, awards may be in the form of Incentive Stock Options, Non-Qualified Stock Options, or Stock Bonuses. Up to 6,000,000 shares of common stock can be issued pursuant to the 2017 Plan upon the exercise of options granted pursuant to the 2017 Plan or for shares awarded as stock bonuses.

       On December 8, 2017 the Company granted Non-Qualified Stock Options to the persons, in the amounts, and upon the terms shown below:

                   Shares Issuable Upon        Option
Name                Exercise of Option     Exercise Price     Expiration Date
----               --------------------    --------------     -----------------

Earnest Blackmon        250,000                $0.875         December 8, 2027
Tony Verzura            250,000                $0.875         December 8, 2027
Chadwick Ruby           250,000                $0.875         December 8, 2027
John Walsh              250,000                $0.875         December 8, 2027











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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  December 27, 2017             By: /s/ Earnest Blackmon
                                          -----------------------------
                                          Earnest Blackmon
                                          Chief Executive Officer










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